Exhibit 10.1

CONSENT AND AMENDMENT NO. 1
Dated as of March 27, 2014
to
CREDIT AGREEMENT
Dated as of July 16, 2013

THIS CONSENT AND AMENDMENT NO. 1 (this “Amendment”) is made as of March 27, 2014 by and among Teleflex Incorporated, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of July 16, 2013 by and among the Borrower, the Guarantors party thereto, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent grant their consent to the Specified Transactions (as defined below) and agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Consent. The Borrower has informed the Lenders and the Administrative Agent of certain transactions contemplated by the document with the title “Vidacare Integration – Legal Structure” and the appendices thereto (the “Specified Transactions”), which document was posted to Intralinks on March 17, 2014. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, notwithstanding Sections 6.01 and 6.05 of the Credit Agreement, the Administrative Agent and the Lenders party hereto hereby agree that the Specified Transactions shall be deemed to be permitted under the Credit Agreement. This specific consent applies only to the Specified Transactions and only for the express circumstances described above. This specific consent shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Administrative Agent or any Lender pursuant to the Credit Agreement or any other Loan Document or (ii) a course of dealing or a consent to any departure by the Borrower from any other term or requirement of the Credit Agreement.

2. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 4 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“LIBO Rate” means, with respect to any Eurocurrency Borrowing denominated in Dollars or any Foreign Currency and for any applicable Interest Period, the London interbank offered rate for such currency as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for such Currency) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion (in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Day for such Interest Period; provided that, if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, that if a LIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to the applicable currency, then the LIBO Rate shall be the Interpolated Rate at such time; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement, all subject to Section 2.14.

(b) Section 6.01(b) of the Credit Agreement is hereby amended to delete the reference to “3.50” appearing therein and to replace it with a reference to “3.75”.

(c) Section 6.05(c)(ii) of the Credit Agreement is hereby amended to delete the reference to “3.50” appearing therein and to replace it with a reference to “3.75”.

3. Release and Pledge. The Administrative Agent and the Lenders party hereto hereby agree and acknowledge that (i) pursuant to Section 9.02(d)(ii) of the Credit Agreement, upon the transfer of the Equity Interests of Teleflex Holding Netherlands B.V. from TFX Equities Incorporated to Teleflex Medical Devices S.à r.l. as described in Step 18(b) of the description of the Specified Transactions, all Liens in such Equity Interests granted by TFX Equities Incorporated to the Administrative Agent shall be, automatically and without any further action of any party hereto, released pursuant to Section 9.02(d)(ii), (ii) the Borrower shall (notwithstanding any time period required by Section 5.09 of the Credit Agreement), within 90 days after the date of the formation of Teleflex Medical Devices S.à r.l. (or such longer period as the Administrative Agent may agree, acting in its reasonable discretion), cause the requirements described in Section 5.09 of the Credit Agreement, as such requirements apply to the Equity Interests of Teleflex Medical Devices S.à r.l., to be satisfied and (iii) the requirements in Section 5.09 of the Credit Agreement with respect to TFX Support LLC and TFX Growth LLC shall only apply after the date that is 90 days after the formation of such entities (it being understood that the Borrower shall not be required to comply with Section 5.09 with respect to such entities if such entities have been dissolved, liquidated, merged out of existence or otherwise ceased to be Subsidiaries of the Borrower 90 days after the date of the formation of such entities).

4. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors and (ii) the Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and expenses (including fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

5. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) as of such specific date).

6. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as specifically waived herein, the execution, delivery and effectiveness of this Amendment shall not (i) operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith or (ii) constitute a course of dealing or create any implication that the Administrative Agent or the Lenders would be willing under any circumstances in the future to provide the Borrower with any additional waivers, amendments or other accommodations.

(d) This Amendment shall be a Loan Document.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

TELEFLEX INCORPORATED, as the Borrower

By: /s/ Jake Elguicze
Name: Jake Elguicze
Title: Vice President, Investor Relations and Treasurer

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By: /s/ Deborah R. Winkler
Name: Deborah R. Winkler
Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Robert LaPorte
Name: Robert LaPorte
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By: /s/ B. McNany
Name: B. McNany
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Christopher Querns
Name: Christopher Querns
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ David Kee
Name: Jake Elguicze
Title: Managing Director

DNB CAPITAL LLC, as a Lender

By: /s/ Kristie Li
Name: Kristie Li
Title: First Vice President

By: /s/ Thomas Tangen
Name: Thomas Tangen
Title: Senior Vice President

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By: /s/ Devon Starks
Name: Devon Starks
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Domenic L. D’Ginto
Name: Domenic L. D’Ginto
Title: Senior Vice President

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By: /s/ Amy Trapp
Name: Amy Trapp
Title: Managing Director

By: /s/ John Bosco
Name: John Bosco
Title: Director

FIFTH THIRD BANK, as a Lender

By: /s/Tamara M. Dowd
Name: Tamara M. Dowd
Title: Vice President

SANTANDER BANK, N.A., (formerly known as Sovereign Bank, N.A.) as a Lender

By: /s/ Daniel Vilarelle
Name: Daniel Vilarelle
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Joseph M. Schnorr
Name: Joseph M. Schnorr
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Monique Gasque
Name: Monique Gasque
Title: Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Lender

By: /s/ Illegible
Name: Illegible
Title: Director

CITIBANK, N.A., as a Lender

By: /s/ Timothy A. Merriman
Name: Timothy A. Merriman
Title: Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By: /s/ Jean-Marc Vauclair
Name: Jean-Marc Vauclair
Title: Authorized Signatory

BARCLAYS BANK PLC, as a Lender

By: /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Ashwin Ramakrishna
Name: Ashwin Ramakrishna
Title: Authorized Signatory

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Consent and Amendment No. 1 to the Credit Agreement dated as of July 16, 2013 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Teleflex Incorporated, the Guarantors party thereto, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Consent and Amendment No. 1 is dated as of March 27, 2014 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: March 27, 2014

ARROW INTERNATIONAL, INC.
ARROW INTERNATIONAL INVESTMENT CORP.
ARROW INTERVENTIONAL, INC.
HOTSPUR TECHNOLOGIES, INC.
LMA NORTH AMERICA, INC.
SEMPRUS BIOSCIENCES CORP.
TECHNOLOGY HOLDING COMPANY III
TELEFLEX MEDICAL INCORPORATED
TFX AVIATION INC.
TFX EQUITIES INCORPORATED
TFX INTERNATIONAL CORPORATION
TFX NORTH AMERICA INC.
VASONOVA, INC.
VIDACARE CORPORATION
WOLFE-TORY MEDICAL, INC.

By: /s/ C. Jeffrey Jacobs
Name: C. Jeffrey Jacobs
Title: (1) Vice President and Treasurer (other than for Hotspur Technologies, Inc., LMA North
America, Inc., Semprus Biosciences Corp., Technology Holding Company III, TFX Equities
Incorporated, TFX International Corporation, TFX North America Inc. and Wolfe-Tory Medical, Inc.)
(2) Vice President (in the case of Hotspur Technologies, Inc., LMA North America, Inc., Semprus
Biosciences Corp., TFX Equities Incorporated and Wolfe-Tory Medical, Inc.)
(3) President (in the case of Technology Holding Company III, TFX Equities Incorporated and TFX
International Corporation)
(4) President and Treasurer (in the case of TFX North America Inc.)